UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 25, 2014
The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 25, 2014, The First Bancshares, Inc. (the “Company”) issued a press release announcing that its subsidiary bank, The First, A National Banking Association, will open a full-service banking center in Baton Rouge, LA on December 1, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

99.1      Press Release:  The First Bancshares, Inc. Subsidiary The First, A National Banking Association To Open Full-Service Banking Center in Baton Rouge, LA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date:	November 25, 2014

/s/ M. Ray Cole, Jr.
Name: M. Ray Cole, Jr.
Title: President and CEO